                                     EXHIBIT 10

                              FORM OF OPTION AGREEMENT

     This OPTION AGREEMENT (the "Agreement") is dated as of September 24, 1999, by and between ROMPUS INTERACTIVE CORP. (the "Company") and - (the "Optionee").

     WHEREAS, the Company proposes to issue to the Optionee - options, evidenced by option certificate number - (the "Options"), each such Option entitling the holder thereof to purchase one share of Common Stock, $.0001 par value, of the Company (a "Share") at an exercise price of $0.80 per Share.

                                      AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     SECTION 1. OPTION CERTIFICATES. The Option Certificates to be delivered pursuant to this Agreement (the "Option Certificates") shall be in the form set forth in EXHIBIT A attached hereto and made a part hereof. The Option Certificates shall be executed on behalf of the Company by its Chief Executive Officer, President, or any Vice President and attested by its Corporate Secretary or one of its Assistant Secretaries. Option Certificates may be exchanged, at the Optionholder's option, when surrendered to the Company for another Option Certificate or other Option Certificates of like tenor and representing in the aggregate a like number of Options.

     SECTION 2. RIGHT TO EXERCISE OPTIONS. Each Option may be exercised at any time during the period from October 15, 1999 (the "Vesting Date")) until 11:59 P.M. (Pacific Standard time) on September 30, 2002 (the "Expiration Date"). The options shall fully vest on the Vesting Date. Each Option not exercised on or before the Expiration Date shall expire. Subject to the provisions of this Option Agreement, the holder of each Option shall have the right to purchase from the Company, and the Company shall issue and sell to each such Optionholder, at an initial exercise price per share of $0.80, subject to adjustment as provided herein (the "Exercise Price"), one fully paid and nonassessable Share upon surrender to the Company of the Option Certificate evidencing such Option, with the form of election to purchase duly completed and signed and evidence of payment of the Exercise Price. Payment of the Exercise Price shall be made by wire transfer or check to the Company. A check for the Exercise Price shall not be considered delivered until good funds are received by the Company.

     Upon surrender of such Option Certificate and payment of the Exercise Price, the Company shall cause to be issued and delivered promptly to the Optionholder a certificate for the Shares issuable upon the exercise of the Option or Options evidenced by such Option Certificate. The Options evidenced by an Option Certificate shall be exercisable at the election of the Optionholder thereof, either in their entirety or from time to time for less than all of the number of Options specified in the Option Certificate.

     SECTION 3. RESERVATION OF SHARES. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Shares or its authorized and issued Shares held in its treasury for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of Options, the full number of Shares deliverable upon the exercise of all outstanding Options. The Company covenants that all Shares which may be issued upon exercise of Options will be validly issued, fully paid and nonassessable outstanding Shares of the Company.

     SECTION 4. REGISTRATION UNDER THE SECURITIES ACT OF 1933. The Optionee represents and warrants to the Company that the Optionee is acquiring the Options for investment and with no present intention of distributing or reselling any of the Options. The Optionee covenants not to sell or otherwise transfer before September 24, 2000, any of the Options or the Shares to be issued to the Optionee upon exercise of any of the Options. The Shares and the certificate or certificates evidencing any such Shares shall bear the following legend:

     "THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

Certificates for Shares without such legend shall be issued if such shares are sold pursuant to an effective registration statement under the SECURITIES ACT OF 1933 or if the Company has received an opinion from counsel reasonably satisfactory to counsel for the Company, that such legend is no longer required under the Act. Certificates for Options or Shares shall also bear such legends as may be required from time to time by law.

SECTION 5.  REGISTRATION RIGHTS.

a.   PIGGYBACK REGISTRATION RIGHTS.    If the Company at any time proposes to
register any of its securities under the Act, including via an SB-2 Registration Statement or otherwise, it will each such time give written notice to all holders of outstanding Shares and Options of its intention so to do. The Company will use best efforts at the request of the Optionee, if applicable, to register the shares underlying these options on a form S-8 registration statement. Upon the written request of a holder or holders of any such Shares or Options given within 30 days after receipt of any such notice, the Company will use its best efforts to cause all such Shares, the holders of which (or of the Options for which upon exercise thereof the Company will issue Shares) shall have so requested registration thereof, to be registered under the Act (with the securities which the Company at the time propose to register), all to the extent requisite to permit the sale or other disposition by the prospective sellers of the Shares so registered; provided, however, that the Company may, as a condition precedent to the effectiveness of such registration, require each prospective seller to agree with the Company and the managing underwriter or underwriters of the offering to be made by the Company in connection with such registration that such seller will not sell any securities of the same class or convertible into the same class as those registered by the Company (including any class into which the securities registered by the Company are convertible) for such reasonable period after such registration becomes effective (not exceeding 30 days) as shall then be specified in writing by such underwriter or underwriters if in the opinion of such underwriter or underwriters the Company's offering would be materially adversely affected in the absence of such an agreement. All expenses incurred by the Company in complying with this Section, including without limitation all registration and filing fees, listing fees, printing expenses, fees and disbursements of all independent accounts, or counsel for the Company and or counsel for the sellers and the expense of any special audits incident to or required by any such registration and the expenses of complying with the securities or blue sky laws of any jurisdiction shall be paid by the Company. Notwithstanding the foregoing, sellers shall pay all underwriting discounts or commissions with respect to shares sold by the sellers. Notwithstanding the above, the Company shall not be obligated to register the securities underlying the Options more often than every 120 days in the case of an S-8 or every 365 days in the case of any other type of registration statement.

     b.   INDEMNIFICATION.

          (i) In the event of any registration of any of its Shares under the Act pursuant to this Section, the Company hereby indemnifies and holds harmless the sellers of such Shares (which phrase shall include any underwriters of such Shares), their respective directors and officers, and each other person who participates, in the offering of such Shares and each other person, if any, who controls such sellers, or such participating persons within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which each such seller or any such director or officer or participating person or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement
                                                                         19
or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Shares were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each such Seller and each director, officer or participating or controlling person for any legal or any other expenses reasonably incurred by such Seller or such director, officer or participating or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Seller specifically stating that it is for use therein.
Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Seller or such directors, officer or participating or controlling person, and shall survive the transfer of such Shares by such Seller.

          (ii) Each holder of any Shares or Options shall by acceptance thereof indemnify and hold harmless the Company and its directors and officers, and each person, if any who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any director or officer or any such person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which Shares were registered under the Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such holder specifically stating that it is for use therein; and will reimburse the Company or such director, officer or person for any legal or any other expense reasonably incurred in connection with investigation or defending any such loss, claim, damage, liability or action.

     c. RULE 144. If the Company shall be subject to the reporting requirements of Section 13 of the 1934 ACT, the Company will use its best efforts timely to file all reports required to be filed from time to time with the Commission (including but not limited to the reports under Section 13 and 15(d) of the 1934 ACT referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Act). If there is a public market for any Shares of the Company at any time that the Company is not subject to the reporting requirements of either of said Section 13 or 15(d), the Company will, upon the request of any holder of any Shares or Options, use its best efforts to make publicly available the information concerning the Company referred to in subparagraph (c)(2) of said Rule 144. The Company will furnish to each holder of any shares or Options, promptly upon request, (i) a written statement of the Company's compliance with the requirements of subparagraphs (c)(1) or (c)(2), as the case may be, of said Rule 144, and
(ii) written information concerning the Company sufficient to enable such holder to complete any Form 144 required to be filed with the Commission pursuant to said Rule 144.

     SECTION 6. NOTICES TO COMPANY AND THE OPTIONEE. Any notice or demand authorized by this Agreement to be given or made by any registered holder of any Option Certificate to or on the Company shall be sufficiently given or made if sent by registered mail, postage prepaid, addressed (until another address is filed in writing by the Company with the holders) to the Company as in the address set forth in the execution block of this Agreement.

     SECTION 7. SUPPLEMENTS AND AMENDMENTS. The Company and the Optionee may from time to time supplement or amend this Agreement without the approval of any other Optionholders in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the

Optionee may deem necessary or desirable and which the Company and the Optionee deem shall not adversely affect the interests of the Optionholders.

     SECTION 8. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Optionee shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 9. GOVERNING LAW. This Agreement and each Option Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be governed by and construed in accordance with the laws of said State.

     SECTION 10. COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that facsimile signatures of this Agreement shall be deemed a valid and binding execution of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

ROMPUS INTERACTIVE CORP.

By:
   ------------------------------       -----------------------------
     Shawn Smith                        [INSERT NAME OF THE OPTIONEE]
Its: President

Address:

   ------------------------------

   ------------------------------

   ------------------------------

                                     EXHIBIT A

OPTION CERTIFICATE

THE OPTIONS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE OPTIONS, SHARES OR OTHER SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                  EXERCISABLE FROM 12:00 P.M. PACIFIC STANDARD TIME,
                              ON OCTOBER 15, 1999 UNTIL
               11:59 P.M., PACIFIC STANDARD TIME ON SEPTEMBER 30, 2002

No. -                                                  - Options

                                  OPTION CERTIFICATE

                               ROMPUS INTERACTIVE CORP.

     This Option Certificate certifies that - (the "Optionee") or registered assigns, is the registered holder of - Options (the "Options") expiring September 30, 2002 (the "Expiration Date"), to purchase shares of Common Stock (the "Shares") of ROMPUS INTERACTIVE CORP., a Florida corporation (the "Company"). Each Option entitles the holder to purchase from the Company before 11:59 p.m. (Pacific Standard time) on the "Expiration Date" one fully paid and nonassessable share of Common Stock of the Company at the initial exercise price for each Option of $0.80 per share (the "Exercise Price"), upon surrender of this Option Certificate and payment of the Exercise Price at an office or agency of the Company, but only subject to the terms and conditions set forth herein and in the Option Agreement. Payment of the Exercise Price may be permitted by check or wire transfer. Payment shall be deemed accepted only upon the receipt of good funds by the Company. As used herein, "Share" or "Shares" refers to the Common Stock of the Company. In the event that upon any exercise of Options evidenced hereby, the number of Options exercised shall be less than the total number of Options evidenced hereby, there shall be issued to the holder hereof or his or her assignee a new Option Certificate evidencing the number of Options not exercised. No adjustment shall be made for any cash dividends on any Shares issuable upon exercise of this Option.

     No Option may be exercised after 11:59 P.M. (Pacific Standard Time) on the Expiration Date. All Options evidenced hereby shall thereafter be void.

     The Options evidenced by this Option Certificate are part of a duly authorized issue of Options issued pursuant to an Option Agreement, dated effective as of September 24, 1999 (the "Option Agreement"), duly executed by the Company and the Optionee, which Option Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder of the Option Certificates or Shares).

     The Company may deem and treat the person(s) registered in the Company's register as the absolute owner(s) of this Option Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Option Certificate which are defined in the Option Agreement shall have the meaning assigned to them in the Option Agreement.

THE OPTIONS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK (OR OTHER SECURITIES) ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE OPTIONS, SHARES OR OTHER SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

     IN WITNESS WHEREOF, the Company has caused this Option Certificate to be duly executed.

Dated: September 24, 1999                    ROMPUS INTERACTIVE CORP.


                                             By:
                                                ---------------------------
                                                  Shawn Smith
                                             Its:President

                                             Attested to:

                                             By:
                                                ---------------------------
                                                  John Drewry
                                             Its:Corporate Secretary

                                 ELECTION TO PURCHASE

                       (To be executed upon exercise of Option)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Option Certificate, to purchase ______ Shares and herewith authorizes payment for such Shares in the amount of $_____ all in accordance with the terms hereof. The undersigned requests that certificates for such Shares be registered as follows:

     Name                               Number of Shares
     ----                               ----------------



all of whose addresses are _______________________________________________
____________________________________________________, and that such certificates be delivered to _______________________ whose address is ______________ ___________________________________________________. If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Option Certificate representing the remaining balance of the Shares be registered in the name of the undersigned, whose address is _______________________________________________ and that such
Certificates be delivered to the attention of ___________________ at the above address.


                                   ----------------------------------------
                                       [IF CORPORATION, INSERT NAME HERE]


Dated:                             By:
      --------------------            -------------------------------------

                                   Its:
                                       ------------------------------------


                                   ----------------------------------------
                                        [IF INDIVIDUAL, INSERT NAME HERE]